EXHIBIT 10.1


                                   GUARANTY

     FOR VALUE RECEIVED, and in order to induce Newmont USA Limited, a Delaware corporation dba Newmont Mining Corporation ("Buyer"), to enter into the Asset Purchase Agreement, dated as of the date of this Guaranty (the "Purchase Agreement"), among Buyer, Echo Bay Exploration Inc., a Delaware corporation and Echo Bay Minerals Company, a Delaware corporation (each individually a "Seller," and collectively the "Sellers"), and to induce Buyer to perform its obligations under and to consummate the transactions described in the Purchase Agreement, Echo Bay Mines Ltd., a Canadian corporation ("Guarantor"), agrees as follows:

     1. Definitions. Capitalized terms used this Guaranty, unless otherwise defined in this Guaranty, shall have the meanings ascribed to them in the Purchase Agreement.

     2. Representations and Warranties of Guarantor. Guarantor represents and warrants to Buyer as follows:

          (a) The execution and delivery by Guarantor of this Guaranty and the performance by Guarantor of its obligations under this Guaranty do not and will not contravene or conflict with any provision of any law, regulation or rule, any license, agreement, or instrument to which Guarantor is a party or by which Guarantor or any of Guarantor's property may be bound or affected, or any judgment, order or decree of any court of any federal, state, or local commission, board, or other administrative agency by which Guarantor or any of Guarantor's property may be bound or affected.

          (b) This Guaranty is the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

     3. Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guaranties (i) the performance by Sellers when due of all covenants, agreements, and obligations of every nature under the Purchase Agreement and
(ii) the accuracy and completeness of all representations and warranties of Sellers under the Purchase Agreement. Without limiting the generality of the foregoing, Guarantor hereby absolutely, irrevocably and unconditionally guaranties any and all of Sellers' indemnification obligations under Article 10 of the Purchase Agreement, including but not limited to the full and prompt payment when due of any and all monies which may become due or payable at any time under or pursuant to such indemnification provisions (the performance and indemnification obligations of Sellers are herein, individually and collectively, referred to as the "Obligations"). Guarantor further agrees that the following terms and conditions shall apply to this Guaranty:

          (a) This Guaranty is in all respects continuing, absolute, and unconditional.

          (b) This Guaranty is a guaranty of both performance and payment when due, and not of collection.

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          (c) Buyer may, from time to time, at Buyer's sole discretion and without notice to Guarantor, take any or all of the following actions:

               (i) Accept a security interest in any property to secure payment of any or all of the Obligations;

               (ii) Obtain the primary or secondary obligation of any third party in addition to Guarantor with respect to any or all of the Obligations;

               (iii) Release, compromise, extend, alter, or modify any of the Obligations or any obligation of any nature of any other obligor with respect to any of the Obligations;

               (iv) Release, compromise, or extend any obligation of Guarantor hereunder;

               (v) Release any security interest in, or surrender, release, or permit any substitution or exchange for, all or any part of any property security any of the Obligations or any obligation hereunder, or release, compromise, extend, alter, or modify any obligation of any nature of any obligor with respect to any such property; and

               (vi) Resort to or proceed against Guarantor for performance or payment of any of the Obligations whether or not Buyer shall have proceeded against Sellers or any other obligor primarily or secondarily obligated with respect to any of the Obligations, shall have resorted to any property securing any of the Obligations or any obligation hereunder, or shall have pursued any other remedy.

          (d) As between Buyer and Guarantor, any amounts received by Buyer from whatsoever source on account of any Obligation (arising by whatever means) may be applied by Buyer toward the payment of any Obligation then due and payable, in such order of application as Buyer may from time to time elect, and, notwithstanding any performance or payments made by or for the account of Guarantor pursuant to this Guaranty, Guarantor will not be subrogated to any rights of Buyer until such time as Buyer shall have received performance and payment in full of all of the Obligations and performance of all obligations of Guarantor hereunder. Without limiting the generality of the foregoing, Guarantor agrees and acknowledges that if Buyer is required at any time to return all or part of any payment applied by Buyer to the payment of the Obligations or any costs or expenses covered by this Guaranty, whether by virtue of the insolvency, bankruptcy, or reorganization of any Seller or otherwise, the Obligations to which the returned payment was applied shall be deemed to have continued in existence and this Guaranty shall continue to be effective or to be reinstated, as the case may be, as to such Obligations, as though such payment had not been received and such application by Buyer had not been made.

          (e) Guarantor hereby expressly waives:

               (i) Notice of the acceptance by Buyer of this Guaranty;

               (ii) Notice of the existence, creation, release, compromise, extension, alteration, modification, non-performance, or non-payment of any or all of the Obligations;

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               (iii) Presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and

               (iv) All diligence in collection of or realization upon any payments on, or assurance of performance of, any of the Obligations or any obligation hereunder, or in collection on, realization upon, or protection of any security for, or guaranty of, any of the Obligations or any obligation hereunder.

          (f) As between Guarantor and Buyer, Buyer may assign or otherwise transfer the right to receive performance of or payment upon any of the Obligations of Sellers and/or from Guarantor to any third party.

     4. Notices. All notices and communications under this Guaranty shall be in writing and shall be deemed to have been duly given when delivered by messenger, by overnight delivery service, or by facsimile (receipt confirmed), or mailed by first class certified mail, return receipt requested; if to Guarantor, addressed to Sellers' address set forth in the Purchase Agreement; and if to Buyer, addressed to Buyer's address set forth in the Purchase Agreement; or in each case to such other address respectively as the party shall have specified by notice to the other.

     5. Integration, Assignment, Modification, Payment of Expenses and Construction. This Guaranty constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements between Guarantor and Buyer. This Guaranty may not be assigned by Guarantor without the prior written consent of Buyer. Subject to the foregoing, this Guaranty will inure to the benefit of Buyer, and be binding upon guarantor, and their respective successors and assigns. This Guaranty may be amended or modified only by a writing signed by Guarantor and Buyer. Guarantor shall pay all of Buyer's expenses (including, without limitations, costs and expenses of litigation and reasonable attorneys' fees) in enforcing or endeavoring to realize upon this Guaranty which is not paid when due. The unenforceability or invalidity of any provision of this Guaranty or the Purchase Agreement shall not affect the validity of the remainder of this Guaranty.

     6. Waiver. The failure of Buyer to insist upon strict performance of any of the terms, conditions, agreements, or covenants in this Guaranty in any one or more instances shall not be deemed to be a waiver by Buyer of its rights to enforce thereafter any of such terms, conditions, agreements, or covenants. Any waiver by Buyer of any of the terms, conditions, agreements, or covenants in this Guaranty must be in writing signed by Buyer.

     7. Applicable Law. This Guaranty will be governed by, and construed and interpreted in accordance with, the internal laws of the State of Colorado, without regard to the conflicts of laws rules of such state.

     8. Section Headings. The section headings used in this Guaranty are for the convenience of Buyer and Guarantor only and shall not affect the construction or interpretation of the provisions of this Guaranty.

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     Guarantor has executed this Guaranty as of June 9, 2002.


                                    Echo Bay Mines Ltd.

                                    By: /s/ Robert L. Leclerc
                                        -------------------------------------
                                        Name:  Robert L. Leclerc
                                        Title: Chairman and Chief Executive
                                               Officer



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